Exhibit 24.1

POWER OF ATTORNEY

(S-8 Registration Statement for the Amended 2002 Stock Incentive Plan)

The undersigned, an officer and/or director of STANCORP FINANCIAL GROUP, INC. does hereby constitute and appoint J. Greg Ness, Floyd F. Chadee and Holley Y. Franklin and each of them, his true and lawful attorney and agent to do any and all acts and things and to execute in his name (whether on behalf of StanCorp Financial Group, Inc. or as an officer or director of said Company, or otherwise) any and all instruments which said attorney and agent may deem necessary or advisable in order to enable StanCorp Financial Group, Inc. to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933, as amended, of 1,900,000 shares of Common Stock of StanCorp Financial Group, Inc. acquired pursuant to the Amended 2002 Stock Incentive Plan, including specifically, but without limitation thereto, power and authority to sign his name (whether on behalf of StanCorp Financial Group, Inc. or as an officer or director of said Company, or otherwise) to a Registration Statement on Form S-8 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such Common Stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.

DATED: May 3, 2010

/s/ Eric E. Parsons
Eric E. Parsons

/s/ Virginia L. Anderson
Virginia L. Anderson

/s/ Frederick W. Buckman
Frederick W. Buckman

/s/ Stanley R. Fallis
Stanley R. Fallis

/s/ Peter O. Kohler
Peter O. Kohler, MD

/s/ Duane C. McDougall
Duane C. McDougall

/s/ George J. Puentes
George J. Puentes

/s/ Mary F. Sammons
Mary F. Sammons

/s/ E. Kay Stepp
E. Kay Stepp

/s/ Michael G. Thorne
Michael G. Thorne

/s/ Ronald E. Timpe
Ronald E. Timpe